EXHIBIT 10.C

THIRD SUPPLEMENTAL INDENTURE

among

EL PASO PRODUCTION HOLDING COMPANY,

as Issuer,

EL PASO PRODUCTION COMPANY,

EL PASO PRODUCTION GOM INC.,

EL PASO ENERGY RATON CORPORATION,

MEDICINE BOW ENERGY CORPORATION,

MEDICINE BOW OPERATING COMPANY,

and

MBOW FOUR STAR CORPORATION,

as Subsidiary Guarantors,

and

WILMINGTON TRUST COMPANY

as Trustee

______________

August 31, 2005

______________

7¾% Senior Notes due 2013

THIRD SUPPLEMENTAL INDENTURE

This Third Supplemental Indenture, dated as of August 31, 2005 (this “Third Supplemental Indenture”), is entered into by and among (i) El Paso Production Holding Company (the “Company”), (ii) El Paso Production Company, El Paso Production GOM Inc., El Paso Energy Raton Corporation, Medicine Bow Energy Corporation, Medicine Bow Operating Company and MBOW Four Star Corporation (collectively, the “Subsidiary Guarantors”), and (iii) Wilmington Trust Company, as trustee (the “Trustee”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Original Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Company, El Paso Production Company (“El Paso Production”), El Paso Production GOM Inc. (“GOM”), Vermejo Minerals Corporation (“Vermejo”) and El Paso Energy Raton, L.L.C. (“Raton”) have heretofore executed and delivered to the Trustee that certain Indenture, dated as of May 23, 2003 (the “Original Indenture”), providing for the issuance of $1,200,000,000 aggregate principal amount of the Company’s 7¾% Senior Notes due 2013 (the “Notes”);

WHEREAS, as set forth in the First Supplemental Indenture (as defined below), Raton and Vermejo entered into an Agreement of Merger, pursuant to which (i) Raton was merged with and into Vermejo, (ii) Vermejo was the surviving corporation of the merger contemplated by such agreement, and (iii) Vermejo’s name was changed to “El Paso Energy Raton Corporation;”

WHEREAS, the Company, El Paso Production, GOM, Vermejo and the Trustee entered into that certain First Supplemental Indenture, dated as of January 31, 2004 (the “First Supplemental Indenture”), pursuant to which the Original Indenture was amended and Vermejo expressly assumed the obligations of Raton under its Subsidiary Guarantee;

WHEREAS, the Company, El Paso Production, GOM, Vermejo and the Trustee entered into that certain Second Supplemental Indenture, dated as of July 26, 2004 (the “Second Supplemental Indenture”), pursuant to which the Original Indenture (as supplemented by the First Supplemental Indenture) was further amended and certain covenants were added for the benefit of the Holders pursuant to Section 9.01(6) of the Original Indenture;

WHEREAS, pursuant to Section 9.01(4) of the Original Indenture, the Company and the Subsidiary Guarantors have requested that the Trustee amend the Original Indenture (as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, and as so supplemented, the “Indenture”), without notice to or the consent of any Holder, to add Subsidiary Guarantees with respect to the Notes;

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of July 18, 2005 and as amended to date, among the Company, Medicine Bow Energy Corporation, a Delaware corporation (“Medicine Bow”), and the Sellers party thereto, the Company acquired all of the outstanding capital stock of Medicine Bow as of the date hereof;

WHEREAS, the Company and the Subsidiary Guarantors now desire to further amend the Indenture to include Medicine Bow, Medicine Bow Operating Company, a Delaware corporation and a subsidiary of Medicine Bow (“MBOW Operating”), and MBOW Four Star Corporation, a Delaware corporation and a subsidiary of Medicine Bow (“MBOW Four Star”), as parties to the Indenture as guarantors of the Company’s obligations under the Notes, subject to the terms and conditions of the Indenture and the Notes; and

WHEREAS, the Trustee, upon satisfaction or all actions and conditions on the part of the Company and the Subsidiary Guarantors necessary for the execution, delivery and performance of this Third Supplemental Indenture (including, without limitation, the receipt of an Officers’ Certificate and an Opinion of Counsel) is willing to amend the Indenture as hereinafter set forth;

NOW, THEREFORE, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Notes as follows:

ARTICLE 1

Section 1.01 This Third Supplemental Indenture is supplemental to the Original Indenture, as previously amended by the First Supplemental Indenture and the Second Supplemental Indenture, and does and shall be deemed to form a part of, and shall be construed in connection with and as a part of, the Original Indenture, as so amended and supplemented, for any and all purposes.

Section 1.02 This Third Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Subsidiary Guarantors and the Trustee.

ARTICLE 2

Section 2.01 The Company, the Subsidiary Guarantors and the Trustee hereby acknowledge and agree that each of Medicine Bow, MBOW Operating and MBOW Four Star (collectively, the “New Subsidiary Guarantors”) hereby becomes a party to the Indenture, as a Subsidiary Guarantor, and as such will have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. The New Subsidiary Guarantors agree to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. Each New Subsidiary Guarantor hereby provides a full, unconditional and irrevocable Guarantee, as primary obligor and not merely as surety, jointly and severally with each other Subsidiary Guarantor, to each Holder and to the Trustee and their successors and assigns, on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof.

ARTICLE 3

Section 3.01 Except as specifically modified herein, the Notes and the Indenture are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms. This Third Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company and the Subsidiary Guarantors.

Section 3.02 Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Third Supplemental Indenture. This Third Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, regardless of whether elsewhere herein so provided, including indemnification pursuant to Section 7.07 of the Original Indenture, and the Company acknowledges that the Trustee shall be entitled to indemnification pursuant to Section 7.07 of the Original Indenture against any and all loss, liability or expense (including attorney’s fees) in connection with the Trustee’s signing this Third Supplemental Indenture.

Section 3.03 THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04 This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 3.05 All notices and other communications to the New Subsidiary Guarantors shall be given as provided in Section 11.02 of the Original Indenture for notices to Subsidiary Guarantors.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

Issuer:

EL PASO PRODUCTION HOLDING COMPANY

By: /s/ Gene T. Waguespack
      Senior Vice President, Controller and Treasurer

Subsidiary Guarantors:

EL PASO PRODUCTION COMPANY

By: /s/ Gene T. Waguespack
      Gene T. Waguespack
      Senior Vice President, Controller and Treasurer

EL PASO PRODUCTION GOM INC.

By:/s/ Gene T. Waguespack
     Gene T. Waguespack
     Senior Vice President, Controller and Treasurer

EL PASO ENERGY RATON CORPORATION

By:/s/ Gene T. Waguespack
     Gene T. Waguespack
     Senior Vice President, Controller and Treasurer

MEDICINE BOW ENERGY CORPORATION

By:/s/ Gene T. Waguespack
     Gene T.Waguespack
     Senior Vice President, Controller and Treasurer

MEDICINE BOW OPERATING COMPANY

By:/s/ Gene T. Waguespack
     Gene T. Waguespack
     Senior Vice President, Controller and Treasurer

MBOW FOUR STAR CORPORATION

By:/s/ Gene T. Waguespack
     Gene T. Waguespack
     Senior Vice President, Controller and Treasurer

Trustee:

WILMINGTON TRUST COMPANY, as Trustee

By:/s/ Steven Cimalore
     Steven Cimalore
     Vice President